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                                                                   EXHIBIT 10.12

                            REVOLVING LOAN AGREEMENT

         THIS REVOLVING LOAN AGREEMENT ("Agreement") is made this 8th day of November, 2004, by and between Wi-Tenn Restaurants, LLC, a Delaware limited liability company ("Borrower") and O'CHARLEY'S INC., a Tennessee corporation ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrower has been formed for the purpose of owning and operating O'Charley's restaurants in accordance with the terms of the Limited Liability Company Agreement dated November 8, 2004 (the "LLC Agreement");

         WHEREAS, the Borrower has obtained (or may obtain in the future) a franchise from the Lender for the purpose set forth above; and

         WHEREAS, pursuant to the LLC Agreement, Lender has agreed to make available to Borrower a revolving line of credit, in the maximum principal amount of SEVEN HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($750,000) (the "Loan") on the terms hereinafter set forth;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

         1. The Loan.

                  (a) Note. The Loan shall be evidenced by a Master Secured Promissory Note of even date herewith in the maximum principal amount of $750,000, made and executed by Borrower and payable to Lender, in form and substance satisfactory to Lender (said Master Secured Promissory Note, as well as any and all modifications, extensions and renewals thereof are hereinafter collectively referred to as the "Note").

                  (b) Purpose. The purpose of the Loan shall be to provide working capital to Borrower on a revolving basis in accordance with the terms of the LLC Agreement for the establishment and operation of the O'Charley's restaurants in accordance with the Pre-Opening Budget (as defined in the LLC Agreement) and the Operating Budget (as defined in the LLC Agreement). The proceeds of the Loan shall not be used for any other purpose.

                  (c) Security. The Loan shall be secured by (i) a Security Agreement of even date herewith granting Lender a lien in certain collateral described therein (the "Security Agreement"), and (ii) one or mortgages, deeds to secure debt or deeds of trust from Borrower for the use and benefit of Lender covering real property of the Borrower (individually and collectively, the "Security Instrument"; this Agreement, the Note, the Security Agreement, the Security Instrument and any other documents now or hereafter

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         executed in connection with the Loan, as the same may be amended or modified from time to time, are hereinafter collectively referred to as the "Loan Documents").

                  (d) Advances. So long as no Event of Default exists hereunder, nor any event with which with the giving of notice, passage of time or both would constitute an Event of Default hereunder, upon the terms and conditions herein set forth and in accordance with and subject to the terms of the LLC Agreement, Lender will make advances (each an "Advance") under the Loan to Borrower at Borrower's request for the purposes set forth in Section 1(b), in an aggregate amount outstanding at any one time not to exceed the maximum principal amount of the Loan. Each Advance shall be in a minimum amount of $5,000.

                  (e) Notice and Manner of Borrowing. Borrower shall give Lender at least five (5) Business Days' written or telegraphic notice (effective upon receipt) of any Advance under this Agreement, specifying the date and amount thereof. Not later than 3:00 p.m. (Nashville, Tennessee time) on the date of such Advance and upon fulfillment of the applicable conditions set forth in Section 1 (f), Lender shall make such Advance available to the Borrower in immediately available funds.

                  (f) Effect of Request for Advance. Each request by Borrower for an Advance shall constitute an affirmation by Borrower that such Advance is for the purposes set forth in Section 1(b) and that the representations and warranties in Section 2 of this Agreement remain true and correct on and as of the date of such request.

         2. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

                  (a) Corporate Status. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing in each state in which a failure to be so qualified would have a material adverse effect on Borrower's business. Borrower has the limited liability company power to own and operate its properties, to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and the other Loan Documents to which it is a party.

                  (b) Authorization. Borrower has full legal right, power and authority to conduct its business and affairs in the manner contemplated by the Loan Documents and to enter into and perform its obligations thereunder without the consent of any other person, firm, governmental agency or legal entity.

                  (c) Other Agreements. The transactions hereby contemplated will not result in a breach of or constitute a default under any other agreement to which Borrower is party. Borrower is not in breach of or in default under any Franchise Agreement (as defined in the LLC Agreement) or the Development Agreement (as defined in the LLC Agreement).

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                  (d) Litigation. There is no litigation or proceeding pending against Borrower, nor to the knowledge of the Borrower threatened, which, if decided adversely to Borrower would have a material adverse effect upon its financial condition or business.

                  (e) Financial Statements. The financial statements of Borrower heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial conditions of Borrower as of the dates thereof. No material adverse change has occurred in the financial condition of Borrower since the dates thereof.

                  (f) Compliance with Law. Borrower has obtained all necessary licenses, permits, governmental approvals and authorizations necessary or proper in order to conduct its business and affairs as heretofore conducted and as hereafter intended to be conducted and is in compliance with all laws, regulations, decrees and orders applicable to it.

                  (g) Taxes. Borrower has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due and have paid all other taxes, fees or other charges imposed on it prior to delinquency.

                  (h) Environmental Matters. Borrower represents and warrants to Lender as follows:

                           (i) All of Borrower's property is being operated by
                  Borrower in full compliance with all applicable environmental laws, and Borrower has obtained, maintained and is in good standing under all approvals, consents, certificates, licenses and permits required by all applicable environmental laws with respect to its property.

                           (ii) All of Borrower's property is free of all
                  hazardous wastes, and is free of all hazardous materials other than those maintained therein or thereon in full compliance with all applicable environmental laws. Borrower has not caused or permitted any of its property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process hazardous materials except in full compliance with all applicable environmental laws.

                           (iii) Borrower has not received notice, and has no
                  knowledge, of any noncompliance with or violation of any environmental laws with respect to any of its property or its business.

         3. Covenants and Agreements. Borrower covenants and agrees during the term of this Agreement as follows:

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                  (a) Payment of Obligations. Borrower shall pay the
         indebtedness evidenced by the Note according to the tenor thereof, and shall timely pay or perform, as the case may be, all of its other obligations to Lender.

                  (b) Further Assurances. Borrower will take all actions requested by Lender to create and maintain in Lender's favor valid liens and/or perfected security interests in any collateral for the Loan.

                  (c) Financial Statements. Borrower shall furnish to Lender (or cause to be furnished to Lender) the following:

                           (i) financial statements for each fiscal year within
                  ninety (90) days after the end of such fiscal year, and accompanied by a certificate of the President of Borrower, stating that to the best of the knowledge of such officer, Borrower has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Documents during the preceding fiscal year and that no Event of Default hereunder has occurred and is continuing (or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action Borrower proposes to take in connection therewith (a "Compliance Certificate");

                           (ii) quarterly financial statements within thirty
                  (30) days after the end of each quarterly period of Borrower's fiscal year, accompanied by a Compliance Certificate with respect to such quarterly period; and

                           (iii) monthly financial statements within twenty (20)
                  days after the end of each calendar month, accompanied by a Compliance Certificate with respect to such calendar month.

                           In addition, Borrower shall promptly furnish Lender
                  any other financial data Lender may reasonably request. All such financial statements shall be prepared in conformity with generally accepted accounting principles consistently applied and shall be in form satisfactory to Lender.

                  (d) Insurance. Borrower shall maintain insurance coverage in amounts and of types satisfactory to Lender, including but not limited to insurance against loss by fire or other hazards included in the term "Extended Coverage" and workman's compensation insurance in such amounts as Lender may from time to time reasonably require. All such policies of insurance shall provide that such insurance shall be payable to Borrower and Lender as their respective interests may appear, and that at least thirty (30) days' prior written notice of cancellation or modification of the policy shall be given to Lender by the insurer.

                  (e) Taxes. Borrower shall file all required federal, state and local tax returns and pay all taxes as shown on such returns as they become due, and shall pay all other taxes, fees or other charges imposed on it prior to delinquency.

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                  (f) Existence. Borrower shall maintain its limited liability company existence in good standing in the state of its organization and its qualification in good standing as a foreign limited liability company in any jurisdiction in which such qualification is necessary pursuant to applicable law.

                  (g) Compliance with Law and Other Agreements. Borrower shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations in the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which Borrower is a party or by which Borrower or any of its properties is bound, including each Franchise Agreement, the Development Agreement and the LLC Agreement.

                  (h) Notice of Default. Borrower shall give written notice to Lender of the occurrence of any default under this Agreement or any other Loan Documents promptly upon the occurrence thereof.

                  (i) Notice of Litigation. Borrower shall give notice in writing to Lender of any action, suit or proceeding wherein the amount in issue is in excess of $10,000 instituted by any persons whomsoever against any Borrower or any dispute between Borrower on the one hand and any governmental regulatory body on the other hand in which dispute might interfere with the normal operations of Borrower.

                  (j) Mergers, Consolidations, Acquisitions and Sales. Without the express prior written consent of Lender, which may be denied in Lender's sole discretion, Borrower shall not (i) be a party to any merger, consolidation or corporate reorganization, nor (ii) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, or any other person, firm or entity, nor (iii) sell, transfer, convey or grant a security interest in or lease all or any substantial part of its assets, nor
         (iv) create any subsidiaries nor convey any of its assets to any subsidiary.

                  (k) Management, Ownership. Borrower shall not permit any change in the ownership, or executive management of Borrower without the prior written consent of Lender. The ownership and executive management of Borrower are material factors in Lender's willingness to institute and maintain a lending relationship with Borrower.

                  (l) Guaranties; Loans. Borrower shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons whomsoever, except for the indorsement of negotiable instruments payable to Borrower for deposit or collection in the ordinary course of business. Borrower shall not make any loan, advance or extension of credit to any person other than in the normal course of its business.

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                  (m) Debt. Without the express prior written consent of Lender, which Lender may withhold in its sole discretion, Borrower shall not create, incur, assume or suffer to exist indebtedness of any description whatsoever other than the indebtedness evidenced by the Note, trade accounts payable and accrued expenses incurred in the ordinary course of business and the indorsement of negotiable instruments payable to Borrower for deposit or collection in the ordinary course of business and a loan in the maximum principal amount of $2,500,000, to be made by GE Capital Franchise Finance Corporation, a Delaware corporation ("GECFFC"), as lender, to Borrower, as borrower, evidenced by one or more promissory notes from Borrower to GECFFC, for the purpose of constructing or acquiring an O'Charley's restaurant, all upon terms and conditions reasonably acceptable to Lender (the "GE Loan").

                  (n) Environmental Matters.

                           (i) Borrower will cause all of its property to remain
                  free of all hazardous wastes, and to remain free of all hazardous materials other than those maintained therein or thereon in full compliance with all applicable environmental laws. Borrower will not cause or permit any of its property to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process hazardous materials except in full compliance with all applicable environmental laws.

                           (ii) Borrower will notify Lender immediately if it
                  receives any notice or obtains knowledge of any noncompliance with or violation of any environmental laws with respect to any of its property or its business.

                           (iii) In the event that hazardous materials unrelated
                  to Borrower's business, or hazardous wastes, are discovered on or are brought onto any of Borrower's property, Borrower will cause such hazardous materials or hazardous wastes to be removed and disposed of promptly and in full compliance with all applicable environmental laws. Borrower will provide Lender prior written notice of such removal and disposal actions.

                           (iv) Borrower will comply with all applicable
                  environmental laws in all jurisdictions in which Borrower operates, now or in the future, and will comply with all environmental laws that in the future become applicable to its property or business.

         4. Default and Remedies.

                  (a) Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

                           (i) Default in the payment of principal of or
                  interest on the indebtedness evidenced by the Note;

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                           (ii) Any misrepresentation by Borrower as to any
                  matter hereunder or under any of the other Loan Documents or delivery of any statement, notice or writing to Lender that is untrue in any respect;

                           (iii) Failure of Borrower to perform any of its
                  obligations under this Agreement, the Note or any other Loan Documents or any default or event of default shall occur under any of the other Loan Documents;

                           (iv) A default or event of default, shall occur under
                  the GE Loan;

                           (v) Any default or event of default, or event which
                  with the giving of notice, passage of time or both would constitute a default or event of default, under any agreement between Borrower and Lender or Borrower and any affiliate of Lender, including, without limitation, each Franchise Agreement, the Development Agreement and the LLC Agreement;

                           (vi) Borrower shall (i) generally not pay or shall be
                  unable to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made; or (v) shall indicate by any act or omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more;

                           (vii) Borrower shall be liquidated, dissolved,
                  partitioned or terminated or the articles of organization or certificate of authority shall expire or be revoked;

                           (viii) Borrower shall default in the timely payment
                  or performance of any obligation now or hereafter owed to Lender in connection with any other indebtedness of such Borrower to Lender; or

                           (ix) Lender shall reasonably suspect the occurrence
                  of one or more of the aforesaid events of default and Borrower, upon the request of Lender, shall fail to provide evidence reasonably satisfactory to Lender that such event or events of default have not in fact occurred.

                  (b) Remedies. Upon the occurrence of an Event of Default described in Subsection 4(iv) hereof, the indebtedness evidenced by the Note as well as any other indebtedness of Borrower to Lender shall be immediately due and payable in full; and

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         upon the occurrence of any other Event of Default described above,
         Lender at any time thereafter may, at its option, accelerate the maturity of the indebtedness evidenced by the Note as well as any and all indebtednesses of Borrower to Lender, all without notice of any kind. Upon the occurrence of such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Note, Lender shall have all rights and remedies that Lender may now or hereafter possess at law, in equity or by statute.

         5. Miscellaneous.

                  (a) Performance by Lender. If Borrower shall default in the payment, performance or observance of any covenant, term or condition of this Agreement, Lender may, at its option, pay, perform or observe the same and all payments made or costs or expenses incurred by Lender in connection therewith, with interest thereon at the default rate provided in the Note, shall be immediately repaid to Lender by Borrower.

                  (b) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns.

                  (c) Costs and Expenses. Borrower shall pay any and all costs and expenses incurred in connection with the making, administration, servicing and collection of the Loan, promptly upon demand of Lender.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall not be affected and shall be enforced to the greatest extent permitted by law.

                  (e) Notices. Any notices permitted or required to be made hereunder shall be made in writing, signed by the party giving such notice and shall be delivered personally, telecopied or sent by certified mail or nationally recognized courier service (such as Federal Express) to the party at the address set forth below or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or the date of mailing (or delivery to such courier service) as the case may be shall be the date of such notice. For purposes of this
         Agreement:

                           The address of Lender is:

                           O'Charley's Inc.
                           3038 Sidco Drive
                           Nashville, TN  37204
                           Attention: R. Jeffrey Williams
                           Telecopy Number: (615) 782-5031

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                           with a copy to:

                           Bass, Berry & Sims PLC
                           2700 AmSouth Center
                           Nashville, Tennessee 37238
                           Attention: J. Page Davidson
                           Telecopy Number: 615/742-2753

                           The address of Borrower is:

                           Wi-Tenn Restaurants, LLC
                           3038 Sidco Drive
                           Nashville, Tennessee 37204
                           Attention:  Richard K. Arras
                           Telecopy Number: (615) 782-5043

                  (f) Miscellaneous. This Agreement shall be construed and enforced under the laws of the State of Tennessee. No amendment or modification hereof shall be effective except in a writing executed by the parties hereto.

         [Remainder of this page intentionally left blank. Signatures on following page(s).]

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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           BORROWER:  WI-TENN RESTAURANTS, LLC

                                      By:   /s/ Richard K. Arras
                                          --------------------------------------
                                      Title:   President and Chief Exec. Officer

                           Location(s) of Collateral: ______________________
                                                      ______________________

                                                      ______________________
                                                      ______________________

                                                      ______________________
                                                      ______________________

                           LENDER:    O'CHARLEY'S INC.

                                      By:   /s/ Gregory L. Burns
                                          --------------------------------------
                                      Title:   Chairman and Chief Exec. Officer

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